Exhibit 10.39
(ENGLISH TRANSLATION)
3rd AMENDMENT TO THE PRIVATE INSTRUMENT OF CREDIT FACILITY
AGREEMENT FOR FINANCING BY TRANSFER CONTRACTED WITH
BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL -
BNDES
The following are parties to this instrument:
1 — FINAL BENEFICIARY
Angélica Agroenercia Ltda., a limited liability company with its principal place of business in the City of Angélica, State of Mato Grosso do Sul, at Continental Highroad, Km 15, without a number, Takuaré Farm, Rural Zone, ZIP Code 79785-000, registered with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 07.903.169/0001-09, herein represented in accordance with its Articles of Association and hereinafter referred to simply as “Beneficiary”;
2 — FINANCIAL AGENTS
Banco Rabobank International Brasil S.A., a financial institution with its principal place of business in the City of São Paulo, State of São Paulo, at Avenida das Nações Unidas, 12995, 7th floor, registered with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 01.023.570/0001-60, herein duly represented in accordance with its Articles of Incorporation and hereinafter referred to simply as “Rabobank”;
Banco Santander (Brasil) S.A., successor by merger of Banco ABN Amro Real S.A., a financial institution with its principal place of business in the City of São Paulo, State of São Paulo, at Av. Presidente Juscelino Kubitschek, Nos. 2041 and 2235, Block A, Vila Olímpia, registered with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 90.400.888/0001-42, herein duly represented in accordance with its Articles of Incorporation and hereinafter referred to simply as “Santander”;
Unibanco-União de Bancos Brasileiros S.A., a financial institution with its principal place of business in the City of São Paulo, State of São Paulo, at Av. Eusébio Matoso, No. 891, registered with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 33.700.394/0001-40, herein represented in accordance with its Articles of Incorporation and hereinafter referred to simply as “Unibanco”;
Banco Itaú BBA S.A., a financial institution with its principal place of business in the City of São Paulo, State of São Paulo, at Av. Brigadeiro Faria Lima, No. 3400, 4th floor (part), registered with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 17.298.092/0001-30, herein duly represented in accordance with its Articles of Incorporation and hereinafter referred to simply as “Itaú BBA”;

Banco Bradesco S.A., a financial institution with its principal place of business at Cidade de Deus, without a number, in Vila Yara, in the City of Osasco, State of São Paulo, registered with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 60.746.948/0001-12, herein duly represented in accordance with its Articles of Incorporation and hereinafter referred to simply as “Bradesco”;
HSBC Bank Brasil S.A. — Banco Múltiplo, a financial institution with its principal place of business in Curitiba, in the State of Paraná, at Travessa Oliveira Bello, No. 34, 4th floor, registered with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 01.701.201/0001-89, herein duly represented in accordance with its Articles of Incorporation and hereinafter referred to simply as “HSBC”;
Rabobank, Santander, Unibanco, Itaú BBA, Bradesco and HSBC shall hereinafter be collectively referred to as “Financial Agents” or, when individually, indistinctly and generally referred to, as “Financial Agent”.
Rabobank was appointed Financial Agents’ leader (“Leader”), to represent the interests of the former before Banco Nacional de Desenvolvimento Econômico e Social — BNDES (“BNDES”), beneficiary, the Guarantee Providers (as defined in item 3 below) and third parties, with respect to the Transfer Agreement and its respective guarantees.
3 — GUARANTEE PROVIDERS
Usina Monte Alegre Ltda., successor by merger of Adecoagro Comércio Exportação e Importação Ltda., a limited liability company with its principal place of business in the City of Monte Belo, State of Minas Gerais, at Monte Alegre Farm, without a number, ZIP Code 37140-000, registered with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 22.587.687/0001-46, herein represented in accordance with its Articles of Association and hereinafter referred to simply as “UMA”;
Adeco Agropecuária Brasil S.A., a corporation with its principal place of business in the City of Luis Eduardo Magalhães, State of Bahia, at Rua Pará, Quarter 21, Lot 20, Downtown, ZIP Code 47850-000, registered with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 07.035.004/0001-54, herein represented in accordance with its Articles of Association, hereinafter referred to simply as “Adeco Agropecuária”;
Adeco Brasil Participações S.A., the new denomination of Adeco Brasil Participações Ltda. a corporation with its principal place of business in the City of São Paulo, State of São Paulo, at Rua Iguatemi, No. 192, 13th floor, suite 131, Itaim Bibi, ZIP Code 01451-010, registered with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 07.835.579/0001-51, herein represented in accordance with its Articles of Association, hereinafter referred to simply as “Adeco Brasil”;

UMA, Adeco Agropecuária and Adeco Brasil shall hereinafter be collectively referred to as “Guarantee Providers”.
Beneficiary, Financial Agents and Guarantee Providers shall hereinafter be collectively referred to as “Parties” and, individually and indistinctly, as “Party”.
WHEREAS:
(i) The Financial Agents authorized the alteration of the financial indexes determined to Beneficiary and to each of the Guarantee Providers, without modification of the charges paid to Banco Nacional de Desenvolvimento Econômico e Social — BNDES;
(ii) The guarantee provider Adecoagro Comércio Exportação e Importação Ltda., current denomination of Alfenas Café Ltda., a limited liability company with its business place in the City of Monte Belo, State of Minas Gerais, at Monte Alegre Farm, without a number, ZIP Code 37130-000, registered with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 01.893.896/0001-48, was merged on July 31, 2010 into Usina Monte Alegre Ltda., with the latter also being a Guarantee Provider;
The Parties decide to amend again the Private Instrument of Credit Facility Agreement for Financing by Transfer Contracted with Banco Nacional de Desenvolvimento Econômico e Social — BNDES (“Transfer Agreement”), entered into on February 1st, 2008, amended on July 1st, 2008 through the 1st Private Instrument of Amendment to BNDES Credit Facility Agreement for Financing by Transfer (“1st Amendment”) and on March 4, 2010, through the 2nd Amendment to the Private Instrument of BNDES Credit Facility Agreement for Financing by Transfer (“2nd Amendment”), as provided for in the clauses below:
ARTICLE ONE
ALTERATION OF THE INDEXES OF BENEFICIARY AND GUARANTEE
PROVIDERS’ FINANCIAL LIABILITIES
1.1. Due to the authorization referred to above, Articles 19.1 and 19.2 of the Transfer Agreement shall hereafter be in force with the following wording:
XIX — BENEFICIARY AND GUARANTEE PROVIDERS’LIABILITIES
19.1. beneficiary agrees to comply, during the entire term of effectiveness of this Transfer Agreement, with the financial liabilities defined below, by means of annual verifications, since December 2008, based on the audited financial statements delivered by external auditors enrolled with CVM, for the calculation period related to the last 12 months, whose indexes for December 31, 2010 shall be measured based on the Generally Accepted Accounting Principles adopted in Brazil (“BR GAAP”), as in force in December 2009:

a)	Maintenance of Liquidity Index ≥ 1.0x; and

b)	Maintenance of Debt Service Coverage Index (i) ≥ 0.65x for December 31, 2010, (ii) ≥ 1.0x for December 31, 2011, 2012 and 2013, and (iii) ≥ 1.3x as from and up to December 31, 2014.
19.2. Beneficiary and each of the Guarantee Providers further agree to comply, during the term of effectiveness of this Transfer Agreement, with the obligations defined below and, as regards the obligations related to maintenance of the financial indexes, the verifications shall be always conducted on an annual basis, as from December 2007, based on combined audited financial statements, delivered by external auditors enrolled with CVM, for the calculation period related to the last twelve (12) months, with the indexes related to December 31, 2010 to be measured based on the BRGAAP, as in force in December 2009:
a)	Maintenance of the Liquidity Index: (i) ≥ 1.20x in relation to December 31, 2007, 2008 and 2009; (ii) ≥ 0.65x in relation to December 31, 2010; (iii) ≥ 1,00x in relation to December 31, 2011; and (iv) ≥ 1.20x, as from December 2012;

b)	Maintenance of Net Bank Debt/EBITDA: (i) ≤ 5.0x in relation to December 31, 2007 and 2008; (ii) ≤ 3.0x in relation to December 31, 2009; (iii) ≤ 5.50x in relation to December 31, 2010; and (iv) ≤ 3.0x as from December 31, 2011; and

c)	Maintenance of Interest Coverage Index: (i) ≥ 3.0x in relation to December 31, 2007, 2008 and 2009; (ii) ≥ 2.0x in relation to December 31, 2010 and 2011; (iii) ≥ 4.0x as from December 31, 2012.1
ARTICLE TWO
RATIFICATION
2.1. This Amendment is an integral and complementary part of the Transfer Agreement, as amended up to the date hereof, with ratification of all other articles, conditions and guarantees of the Transfer Agreement (and its 1st and 2nd Amendments), to which this 3rd Amendment becomes an integral and indissoluble part.
2.2. With exception of what conflicts with the provisions in this instrument, all the Instruments of Guarantee are also ratified.
2.3. In this Amendment, all words initiated by capital letters shall have the meanings ascribed thereto in the Transfer Agreement, except if otherwise provided for herein.
2.4. The Parties appear in this instrument to expressly agree with the modifications inserted by this Amendment and they further ratify the validity and effectiveness of all guarantees described in the Transfer Agreement and in the Instruments of Guarantee.

2.5. Within up to five (5) days as from the date of execution of this Amendment, Beneficiary shall cause this Amendment to be annotated with the registries of the Transfer Agreement, as existing in the Registry of Deeds and Documents of the domicile of each of the Parties to the Transfer Agreement and, in the ten (10) days subsequent to the date of execution of this Amendment, it shall provide the Financial Agents with the respective counterparts of this Amendment evidencing the corresponding annotation of the Transfer Agreement with the registries.
And, in witness whereof, the Parties execute this Amendment to the Transfer Agreement, in twelve (12) counterparts of the same content and form before the witnesses signed and identified below.
São Paulo, December 14, 2010.

Signatures page (1 of 2) of the 3rd Amendment to the Private Instrument of Credit
Facility Agreement for Financing by Transfer, Contracted with Banco Nacional de
Desenvolvimento Econômico e Social — BNDES.
BENEFICIARY

ANGÉLICA AGROENERGIA LTDA.
/s/ Leonardo R. Berridi	/s/ Renato José Urvaneja
Name: Leonardo R. Berridi	Name: Renato José Urvaneja
I.D.: 231.115.108-83	I.D.: 119.197.208/98
FINANCIAL AGENTS

BANCO RABOBANK INTERNATIONAL BRASIL S.A.
/s/ Maria Regina Miné Bon	/s/ Alessandra Petra Hazl
Name: Maria Regina Miné Bon	Name: Alessandra Petra Hazl
CPF/MF: 054.713.658-79	OAB/SP: 182.098
R.G.: 10.999.751-7

BANCO SANTANDER (BRASIL) S.A.
/s/ Newton Cesar B.P. Fernandes	/s/ Marcos Charcon Dain
Name: Newton Cesar B.P. Fernandes	Name: Marcos Charcon Dain
Title: Superintendent	Title: Executive Manager
I.D.: 593540

UNIBANCO-UNIÃO DE BANCOS BRASILEIROS S.A.
/s/ [illegible] de Oliveira	/s/ Darcira da Silva C. Gonçalves
Name: [illegible] de Oliveira	Name: Darcira da Silva C. Gonçalves
CPF/MF: 277.717.048-75	CPF/MF: 997.343.628-87
R.G.: 20.243.805	R.G.: 7.551.726-7

BANCO ITAÚ BBA S.A.
/s/ Darcira da Silva C. Gonçalves	/s/ [illegible] Senna Rodrigues
Name: Darcira da Silva C. Gonçalves	Name: [illegible] Senna Rodrigues
CPF/MF: 997.343.628-87	CPF/MF: 302.561.228-22
R.G.: 7.551.726-7	R.G.: 33.726.206-8

BANCO BRADESCO S.A.
/s/ Edílio Jesus Almeida	/s/ Rosa Rodrigues da Cruz [illegible]
Name: Edílio Jesus Almeida	Name: Rosa Rodrigues da Cruz [illegible]

HSBC BANK BRASIL S.A. — BANCO MÚLTIPLO
/s/ Marcio O. Boavista	/s/ Jayme Abrantes Filho
Name: Marcio O. Boavista	Name: Jayme Abrantes Filho
Registry: 3311852	Registry: 2493446

Signatures page (2 of 2) of the 3rd Amendment to the Private Instrument of Credit
Facility Agreement for Financing by Transfer, Contracted with Banco Nacional de
Desenvolvimento Econômico e Social — BNDES.
GUARANTEE PROVIDERS

USINA MONTE ALEGRE LTDA.
/s/ Leonardo R. Berridi	/s/ Renato José Urvaneja
Name: Leonardo R. Berridi	Name: Renato José Urvaneja
I.D.: 231.115.108-83	I.D.: 119.197.208/98

ADECO AGROPECUÁRIA BRASIL S.A.
/s/ Leonardo R. Berridi	/s/ Renato José Urvaneja
Name: Leonardo R. Berridi	Name: Renato José Urvaneja
I.D.: 231.115.108-83	I.D.: 119.197.208/98

ADECO BRASIL PARTICIPAÇÕES S.A.
/s/ Leonardo R. Berridi	/s/ Renato José Urvaneja
Name: Leonardo R. Berridi	Name: Renato José Urvaneja
I.D.: 231.115.108-83	I.D.: 119.197.208/98

WITNESSES:

/s/ Rogério Azevedo	/s/ Renato José Urvaneja
Name: Rogério Azevedo	Name: Renato José Urvaneja
I.D.: 126.434.858-40	I.D.: 119.197.208/98

All pages were initialed.